Exhibit 10.9

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

AMENDMENT No. 27
TO
Special Business Provisions (SBP) MS-65530-0016
BETWEEN
THE BOEING COMPANY
AND
Spirit AeroSystems, Inc.

THIS AMENDMENT (“SBP Amendment No. 27”), is entered into as of the last day of execution written below by and between Spirit AeroSystems, Inc., having its principal office in Wichita, Kansas (“Seller”), and The Boeing Company, a Delaware Corporation acting by and through its Boeing Commercial Airplanes division, with a place of business in Everett, Washington (“Boeing”). Hereinafter, Seller and Boeing may be referred to jointly as “Parties” hereto.

Now, therefore, in consideration of the mutual covenants set forth herein, the Parties agree as follows:

RECITALS

A.	The Parties have entered into Special Business Provisions (SBP) MS-65530-0016, dated June 16, 2005, as amended (“SBP”).

B.	The most recent Amendment to the SBP is Amendment number 25, dated March 23, 2017.

C.
Boeing has directed Seller to make Changes according to one or more written Contract Change Notice(s) (“CCN(s)”) to the Products and other work performed by or on behalf of Seller pursuant to the Sustaining Agreement.

D.	The Parties desire to define certain terms and conditions as it relates to certain CCN(s).

E.	The Parties have agreed to modify the SBP to incorporate updated Prices in SBP Attachment 1, “Work Statement and Pricing”.

F.	The Parties have agreed to modify the SBP to incorporate the Attachment 30, “737 NG / MAX Vapor Barrier Agreement” changes.

G.	The Parties have agreed to certain modifications to SBP Attachment 9 “Non-Recurring Agreements”.

NOW THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the Parties hereby agree as follows:

1.
THAT the AMENDMENTS index of the SBP is hereby deleted in its entirety and replaced with the following (passed over and not-to-be-used Amendment Numbers 15, 16, 18 and 19 have intentionally been designated “NULL”):

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

AMENDMENTS
Amend Number	Description	Effective Date	Approval
1	Revise Company name from Mid-Western Aircraft Systems Incorporated to Spirit AeroSystems throughout document. Update Attachments 1, 2, 4, 14 and 16.	2/23/2006	H. McCormick/ R. Stone

2	Incorporate CCNs as listed in Amendment 2 Attachment A, includes addition of new section 12.19, modification to sections 3.4.9, 12.16 and 32.0, updates to Attachments 1, 2, 6, 7, 15, 16, 19 and 20.	4/11/2007	H. McCormick/ J. Edwards

3	Incorporate CCNs as listed in Amendment 3 Attachment A, updates to Attachments 1, 2, 7, 14, 15, 16 and 22.	11/28/2007	H. McCormick/ J. Edwards

4	Incorporate CCNs as listed in Amendment 4 Attachment A. Updates to Attachments 1, 2, 7, 14, 15, 16. Incorporate Attachment 1A per CCN 508, 1328.	7/8/2008	S.Hu W. Wallace

5	Incorporate CCNs as listed in Amendment 5 Attachment A, includes addition of new section 12.3.1.1 Updates to Attachments 1, 2, 7, 14, 15, 16, 20.	6/22/2009	S. Hu R. Stone

6	Incorporate CCNs as listed in Amendment 6 Attachment A. Updates to Attachments 1, 2, 4, 7, 9, 10, 14, 16. Incorporate Attachment 9 per CCN 2385.	11/23/2010	S. Hu M. Milan

7
Incorporate CCNs as listed in Amendment 7 Attachment A, includes addition of new section 12.13.3.1. Updates to Attachments 1, 2, 4, 7, 9, 14, 16. Incorporate Attachment 1B per CCN 4212 and Attachment 23 per the 767-2C MOA.
		7/29/11	S. Hu M. Milan

8	Incorporate CCNs as listed in Amendment 8 Attachment A, includes revisions to section 7.9 and 12.13.1.1. Updates to Attachments 1, 2, 4, 7, 9, 14, 15, 16.	2/6/2013	C. Howell M. Milan

9	Incorporate Attachment 25 - 737 Max Titanium Inner Wall Agreement.	9/4/2014	E. Flagel M. Milan

10	Incorporate Attachment 26-737 Derailment.	9/2/2014	B. Folden R. Ast

11	Incorporate Attachment 27 -737-MAX Non Recurring Agreement, and Attachment 28 737/747/767/777 Pricing Agreement. Updates Section 4.1, Attachment 4 Section B.1., Attachments 9 and 15.	3/10/2015	C.Howell R. Ast

12	Delete and replace Attachment 25 Section 3.0	4/9/2015	K. Drawsky R. Ast

13	Incorporate CCNs as listed in Amendment 13 Attachment A, updates to Attachments 1, 2, 7, 9, 14, and 16.	1/4/2016	L. Taylor K. Leyba

14	Incorporate Attachment 25, Addendum 1.	4/21/2015	D. Blaylock R. Grant

15	NULL
16	NULL

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

17	Incorporate Attachment 29, 777X Non-Recurring Agreement	12/23/2015	A. Lucker E. Bauer

18	NULL
19	NULL

20	737 MAX Inner Wall	12/17/2015	S. Garcia-Deleone J.Reed

21	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement	5/9/2016	D. Blaylock R.Grant

22	737 MAX Composite Inner Wall Line Movement	11/2/2016	D. Blaylock E. Bossler

23	737 MAX 9 INITIAL and CIW Line [*****] Tooling Incentive AGREEMENT	12/16/2016	D. Blaylock E. Bossler

24 25 26	Incorporate CCNs as listed in Amendment 23 Attachment A, updates to Attachments 1, 2, 7, 9, and 14. Revisions to Attachment 27, 737 MAX Non-Recurring Agreement In-work	12/20/2016 3/17/2017 3/23/2017	L. Taylor K. Leyba D. Blaylock E. Bossler
27	Incorporate Attachment 30, “737 NG / MAX Vapor Barrier Agreement”, updates to Attachments 1 and 9	3/31/2017	B. Edwards K. Clark

2.
THAT the Parties agree SBP Attachment 1 excel file, under “Work Statement and Pricing,” “Attachment 1 Parts and Prices” described below, is deleted in its entirety and replaced by Exhibit A of this Amendment, which incorporates the price impacts from CCN 10801. The pricing set forth in SBP Attachment 1 remains interim pricing until such time as final pricing is established.

3.	THAT SBP Attachment 9 is revised to reflect the incorporation of CCN 10801.

4.	THAT the Parties agree to add the new SBP Attachment 30, “737 NG / MAX Vapor Barrier Agreement,” attached hereto as Exhibit B.

THAT except as expressly provided by this SBP Amendment No. 27, all other terms, conditions, provisions and obligations of the Parties under Special Business Provisions MS-65530-0016 remain unchanged.

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

IN WITNESS WHEREOF the parties hereto have executed this SBP Amendment No.27 as of the last day of execution as written below.

THE BOEING COMPANY BOEING COMMERCIAL AIRPLANES	SPIRIT AEROSYSTEMS, INC.

Signature: /s/ Breahna Edwards	Signature: /s/ Krista K. Clark

Printed Name: Breahna Edwards	Printed Name: Krista K. Clark

Title: Procurement Agent	Title: Contract Administrator

Date: March 31, 2017	Date: March 31, 2017

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Exhibit A

“SBP MS-65530-0016 Amend 27_Attachment 1_737.xlsx”

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Exhibit B
SBP MS-65530-0016
Attachment 30
737 NG / MAX VAPOR BARRIER AGREEMENT

1.0	APPLICABILITY

1.1	This ATTACHMENT 30 (hereinafter, “ATTACHMENT”) implements the terms of an agreement between the Parties under CCN 10801.

1.2
This ATTACHMENT 30 pertains only to the 737 NG / MAX vapor barrier change covered by technical reference PRR 38990 (hereinafter “737 NG / MAX Vapor Barrier”) and does not alter any existing agreements between the Parties under the SBP and GTA. For purposes of clarity, the 737 P8 is excluded from this ATTACHMENT 30.

2.0	BOEING 12 MONTH RECURRING COST RECOVERY PERIOD RELATED TO 737 NG / MAX VAPOR BARRIER NCRs

2.1
In addition to the rights and remedies that Boeing has set forth elsewhere in the SBP and GTA, in law or otherwise, where Seller’s delivery of a line unit generates a 737 NG / MAX Vapor Barrier NCR (as defined in Section 2.2), Boeing shall have the right to debit from Seller $[*****] per line unit/shipset. Boeing agrees to provide written notification to Spirit’s Contract organization of such debit.

2.2	For purposes of this ATTACHMENT 30 only, a NCR is a 737 NG / MAX Vapor Barrier Non-Conformance Record.

2.3
In the event a 737 NG / MAX Vapor Barrier NCR disposition is reversed and Boeing has debited $[*****] from Seller, Boeing shall issue a change-of-charge to Seller within [*****] days of written notification by either Party.

2.4
This ATTACHMENT 30 Section 2.0 shall only apply for twelve (12) months upon the date of execution of CCN 10801. For example, if executed March 31, 2017, this section 2.0 shall expire on March 30, 2018.

3.0	REIMBURSEMENT OF 737 NG / MAX VAPOR BARRIER REPAIRS

3.1
Upon expiration of the 12 month period defined in ATTACHMENT 30 Section 2.0 above, and pursuant to and in accordance with SBP Section 11.2 “Reimbursement for Repairs”, the Parties agree Boeing will notify Seller of the costs and expenses incurred for each individual repair related to 737 NG / MAX Vapor Barrier. Seller shall notify Boeing within [*****] days after receipt of such advice of any significant errors detected by Seller in Boeing’s estimate of such costs and expenses. Boeing and Seller shall promptly resolve such errors. Seller’s failure to so notify Boeing shall be deemed to be an acceptance of Boeing’s estimate of such costs and expenses.

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing shall be entitled to either (a) set off the amount of such costs and expenses against any amounts payable to Seller hereunder or (b) invoice Seller for the amount of such costs and expenses, and Seller shall pay the invoiced amount promptly upon receipt of a valid and correct invoice.

3.2	This ATTACHMENT 30 Section 3.0 shall apply to the 737 NG / MAX Vapor Barrier only, through life of Program, unless otherwise agreed to or modified by the Parties.

4.0    MISCELLANEOUS

4.1     Except as specified herein, all other terms of the SBP and GTA apply.